UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securitites Exchange Act of 1934


Date of Report
(Date of earliest event reported):             October 29, 1998


                        SEQUA CORPORATION
        ------------------------------------------------
       (Exact name of registrant as specified in charter)



                            Delaware
          --------------------------------------------
         (State or other jurisdiction of incorporation)


          1-804                           13-1885030
 ----------------------          ----------------------------
(Commission File Number)       (IRS Employer Identification No.)


200 Park Avenue, New York, New York            10166
-------------------------------------------------------------
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (212) 986-5500
                                                   --------------

Item 2.   Acquisitions and Dispositions of Assets.
          ----------------------------------------

     On October 29, 1998, an Asset and Share Purchase Agreement ("Purchase Agreement") was entered into by and among Sequa Corporation ("Sequa"), Sequa Chemicals, Inc. ("Sequa Chemicals"), Sequa's wholly-owned subsidiary, and GenCorp Inc. ("GenCorp"). Pursuant to the Purchase Agreement, Sequa Chemicals, among other things, sold substantially all of its business and operating assets and the shares of its Spanish subsidiary Sequa Chemicals S.A. ("SCSA") and Sequa sold certain real estate, intellectual property and certain other assets used exclusively by Sequa Chemicals to GenCorp. Sequa Chemicals received $108,000,000 in cash subject to final cash settlement adjustments. The proceeds were used to repay all principal amounts outstanding under Sequa's revolving credit agreement.

     Sequa Chemicals employed approximately 300 employees in the United States and produced a proprietary line of specialty polymers, as well as a broad range of performance enhancing additives for textiles and paper. SCSA had no employees and acted as a European distributor for Sequa Chemicals.












 .

Item 7.   Financial Statements, Pro Forma Financial Information
          -----------------------------------------------------
          and Exhibits.
          ------------

(b)  Unaudited pro forma financial information of Sequa
     Corporation reflecting the sale of the business and operating assets of Sequa Chemicals.

The unaudited pro forma consolidated financial information gives effect to the sale of the Sequa Chemicals' business and operating assets as if the disposition had occurred, for balance sheet purposes, on June 30, 1998 and, for income statement purposes, on January 1 of each period presented. The Pro Forma Consolidated Balance Sheet at June 30, 1998 includes a $31.4 million after-tax gain on the sale of Sequa Chemicals' operating assets. This pro forma adjustment has not been made to the Pro Forma Statements of Income as it will not have a continuing impact on Sequa's results of operations.

The pro forma adjustments are based on presently available information. Sequa's final accounting for the disposition of Sequa Chemicals' business and operating assets is still under review by management and will be finalized prior to the filing of Sequa's Annual Report on Form 10-K for the year ended December 31, 1998. The pro forma gain on the sale of Sequa Chemicals' business is based on the net book value at June 30, 1998 of the net assets sold and a preliminary purchase price which is subject to final cash settlement adjustments. Accordingly, Sequa's actual recording of the disposition may differ from the pro forma financial information. The unaudited pro forma financial information has been included as required by the Securities and Exchange Commission and is not necessarily indicative of the results that would have been reported had the disposition actually occurred on the dates specified, nor is it indicative of the results that may be obtained in the future.

                      SEQUA CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998
                            (Amounts in thousands)
                                  (Unaudited)
                                             Pro Forma Adjustments
                                             ---------------------
                                              Sale of
                                   Sequa       Sequa        Other       Sequa
                                 Historical  Chemicals   Adjustments  Pro Forma
                                 ----------  ---------   -----------  ---------
CURRENT ASSETS
 Cash and cash equivalents      $   44,119 $108,000 (A)  $(20,000)(F) $132,119
 Short-term investments             15,694                              15,694
 Trade receivables                 308,504  (10,946)(B)                297,558
 Unbilled receivables               29,507                              29,507
 Inventories                       266,409   (7,404)(B)                259,005
 Other current assets               19,924     (168)(B)                 19,756
                                 --------- --------       -------     --------
   Total current assets            684,157   89,482       (20,000)     753,639
                                 --------- --------       -------     --------

INVESTMENTS
 Net assets of discontinued
   operations                      107,037                             107,037
 Other investments                  24,951                              24,951
                                 --------- --------       -------     --------
                                   131,988     -             -         131,988
                                 --------- --------       -------     --------

PROPERTY, PLANT AND EQUIPMENT      466,294  (34,220)(B)      -         432,074
                                 --------- --------       -------    ---------

OTHER ASSETS
 Excess of cost over net assets
   of companies acquired           309,538   (3,306)(B)                306,232
 Deferred charges and other         19,109   (3,838)(B)                 15,271
                                 --------- --------       -------    ---------
                                   328,647   (7,144)         -         321,503
                                 --------- --------       -------    ---------

TOTAL ASSETS                    $1,611,086 $ 48,118      $(20,000)  $1,639,204
                                ========== ========      ========   ==========

CURRENT LIABILITIES
 Current maturities of debt          8,937                               8,937
 Accounts payable                  143,100   (5,152)(B)                137,948
 Taxes on income                    48,756                              48,756
 Accrued expenses                  169,542   (1,593)(B)                167,949
                                      -       4,216 (D)      -           4,216
                                ---------- --------     ---------    ---------
   Total current liabilities       370,335   (2,529)         -         367,806
                                ---------- --------     ---------    ---------

NONCURRENT LIABILITIES
 Long-term debt                    522,192                (20,000)(F)  502,192
 Deferred taxes on income           26,641   19,246(E)                  45,887
 Other noncurrent liabilities       78,488                              78,488
                                ---------- --------     ---------    ---------
                                   627,321   19,246       (20,000)     626,567
                                ---------- --------     ---------    ---------

SHAREHOLDERS' EQUITY
 Preferred and common stock         11,713                              11,713
 Capital in excess of par value    285,305                             285,305
 Cumulative other comprehensive
   income (loss)                    (4,201)                             (4,201)
 Retained Earnings                 398,535   31,401(C)                 429,936
 Treasury stock                    (77,922)                            (77,922)
                                 --------- --------      --------    ---------
   Total shareholders' equity      613,430   31,401          -         644,831
                                 --------- --------      --------    ---------

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY         $1,611,086 $ 48,118      $(20,000)  $1,639,204
                                ========== ========      ========   ==========

                      SEQUA CORPORATION AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                        SIX MONTHS ENDED JUNE 30, 1998
                 (Amounts in thousands, except per share data)
                                  (Unaudited)

                                         Pro Forma Adjustments
                                         ---------------------
                                           Sequa
                                Sequa    Chemicals    Other       Sequa
                              Historical  Results  Adjustments  Pro Forma
                              ----------  -------  -----------  ---------

SALES                          $897,519  $(43,984)  $   -        $853,535
                               --------  --------   --------     --------

COSTS AND EXPENSES
 Cost of sales                  716,226   (33,520)                682,706
 Selling, general and
   administrative               127,016    (6,750)                120,266
                               --------   -------   --------     --------
                                843,242   (40,270)      -         802,972
                               --------   -------   --------     --------

OPERATING INCOME                 54,277    (3,714)      -          50,563

OTHER INCOME (EXPENSE)
 Interest expense               (25,886)        4      1,143 (G)  (24,739)
 Interest income                  2,530        (1)                  2,529
 Equity in loss of
   unconsolidated joint
   ventures                        (793)                             (793)
 Other, net                       4,004                             4,004
                              ---------   -------   --------     --------

INCOME BEFORE INCOME TAXES       34,132    (3,711)     1,143       31,564

Income tax provision            (17,400)    1,410       (434)(H)  (16,424)
                              ---------   -------   --------     --------

NET INCOME                       16,732   $(2,301) $     709       15,140
                                          =======  =========

Preferred dividend               (1,141)                           (1,141)
                              ---------                          --------

NET INCOME AVAILABLE TO
 COMMON SHAREHOLDERS          $  15,591                          $ 13,999
                              =========                          ========

Weighted average common shares
 Basic                           10,188                            10,188
 Diluted                         10,229                            10,229

EARNINGS PER SHARE
  Basic                           $1.53                             $1.37
  Diluted                         $1.52                             $1.37

                      SEQUA CORPORATION AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1997
                 (Amounts in thousands, except per share data)
                                  (Unaudited)

                                            Pro Forma Adjustments
                                            ---------------------

                                             Sequa
                                 Sequa     Chemicals      Other        Sequa
                                Historical  Results    Adjustments   Pro Forma
                                ----------  -------    -----------   ---------

SALES                           $1,595,125 $ (82,293)   $    -      $1,512,832
                                ---------- ---------    ---------   ----------

COSTS AND EXPENSES
 Cost of sales                   1,285,829   (60,978)                1,224,851
 Selling, general and
   administrative                  224,589   (13,311)                  211,278
                                ----------  --------    ---------    ---------
                                 1,510,418   (74,289)        -       1,436,129
                                ----------  --------    ---------    ---------

OPERATING INCOME                    84,707    (8,004)        -          76,703

OTHER INCOME (EXPENSE)
 Interest expense                  (50,298)     -             360 (G)  (49,938)
 Interest income                     6,052        (1)                    6,051
 Equity in income of
   unconsolidated joint
   ventures                            223                                 223
 Other, net                          1,143         1                     1,144
                                ----------  --------    ---------     --------

INCOME BEFORE INCOME TAXES          41,827    (8,004)         360       34,183

Income tax provision               (22,200)    3,042         (137)(H)  (19,295)
                                ----------  --------    ---------     --------

NET INCOME                          19,627  $ (4,962)   $     223       14,888
                                            ========    =========

Preferred dividend                  (3,051)                             (3,051)
                                ----------                            --------

NET INCOME AVAILABLE TO
 COMMON SHAREHOLDERS            $   16,576                            $ 11,837
                                ==========                            ========

Weighted average common shares
 Basic                               9,967                               9,967
 Diluted                            10,014                              10,014

EARNINGS PER SHARE
 Basic                             $1.66                                $1.19
 Diluted                           $1.66                                $1.18

               SEQUA CORPORATION AND SUBSIDIARIES
                  NOTES TO PRO FORMA STATEMENTS
                     (Amounts in thousands)
                           (Unaudited)

Pro Forma Balance Sheet Adjustments:
-----------------------------------
 (A) Preliminary cash proceeds from the sale of the business and operating assets of Sequa Chemicals, Inc. The purchase price is subject to final cash settlement adjustments.

 (B)  Net operating assets of Sequa Chemicals sold.

 (C) Preliminary after-tax gain on the sale of the business and operating assets of Sequa Chemicals calculated as follows:

        Preliminary cash proceeds                   $108,000
        Book value at 6/30/98 of assets sold         (53,137)
        Estimated cash settlement adjustment          (1,856)
        Estimated closing costs                       (2,360)
                                                    --------
        Estimated pre-tax gain on sale                50,647
          Tax provision @ 38%                        (19,246)
                                                    --------
        Estimated after-tax gain on sale            $ 31,401
                                                    ========

 (D) Estimated accrued cash settlement adjustment ($1,856) and estimated accrued closing costs ($2,360).

 (E) The tax effect @ 38% of the sale of Sequa Chemical's business and operating assets.

 (F) Cash proceeds used to repay all principal amounts outstanding under Sequa's revolving credit agreement.

Pro Forma Income Statement Adjustments
--------------------------------------


 (G) Elimination of interest expense on principal amounts outstanding during the period under Sequa's revolving credit agreement.

 (H)  The tax effect @ 38% on pro forma adjustment (G).


Note: In accordance with the SEC's administrative position, no pro forma adjustments have been made to impute interest income on cash generated by the disposition in excess of principal amounts outstanding under Sequa's revolving credit agreement.

Item 7. Financial Statements, Pro Forma Financial Information
        -----------------------------------------------------
        and Exhibits
        ------------

        (c)  Exhibits

        2.1    Asset and Share Purchase Agreement dated October
               29, 1998 pursuant to which Sequa sold
               substantially all of the business and operating assets of Sequa Chemicals, Inc. and Sequa
               Chemicals S.A.

                           SIGNATURES





      Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        SEQUA CORPORATION





                        By:/s/ William P. Ksiazek
                           ------------------------------------
                           William P. Ksiazek
                           Vice President and Controller







Dated:  November 6, 1998